UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 26, 2016
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
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Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 26, 2016, American Residential Properties, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). The two matters on which the Company’s stockholders voted, in person or by proxy, were:

(i)
Proposal One: to approve of the merger of the Company with and into a wholly owned subsidiary of American Homes 4 Rent pursuant to the Agreement and Plan of Merger, dated as of December 3, 2015, as it may be amended from time to time, by and among American Homes 4 Rent, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., OP Merger Sub, LLC, the Company, American Residential Properties OP, L.P. and American Residential GP, LLC, and the other transactions contemplated by the merger agreement; and

(ii)	Proposal Two: to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal.

The Company’s stockholders approved both proposals. Each of these proposals is described in further detail in the definitive prospectus/proxy statement filed by the Company with the U.S. Securities and Exchange Commission on January 22, 2016.

On January 22, 2016, the record date for the Special Meeting, there were 32,205,558 shares of the Company’s common stock outstanding and entitled to vote. 27,909,023 shares (representing 86.65% of the outstanding shares of the Company’s common stock entitled to vote), constituting a quorum, were present either in person or by proxy at the Special Meeting. The final results of the voting for each proposal were as follows:

Proposal One
Approval of the merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,856,976	6,425	45,622	—
Proposal Two
Approval of one or more adjournments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,127,563	2,738,047	43,413	—
Item 7.01. Regulation FD Disclosure.

On February 26, 2016, the Company issued a press release announcing the results of the voting at the Special Meeting.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of American Residential Properties, Inc., issued February 26, 2016, regarding the Special Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

Date: February 26, 2016	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of American Residential Properties, Inc., issued February 26, 2016, regarding the Special Meeting.